Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N

Safe Harbor Statement P A R K N A T I O N A L C O R P O R A T I O N 2 This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward- looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; and (32) other risk factors related to the banking industry.

Disclaimer Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Management believes that the disclosure of these “non-GAAP” financial measures presents additional information which, when read in conjunction with Park’s consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park’s peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation from the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this presentation is provided on pages 36 and 37 of this presentation. P A R K N A T I O N A L C O R P O R A T I O N 3

Snapshot • Park National Corporation (NYSE American: PRK) is a $9.9 billion in asset financial holding company headquartered in Newark, OH, that conducts banking operations through its wholly-owned subsidiary, The Park National Bank. • Long-tenured management team helps to sustain unique culture. Our senior leaders have been with PRK for an average of 19 years. • Consistently above-peer profitability. For 2025 YTD, PRK generated a 1.81% return on average assets(1) and 16.29% return on average tangible common equity(1). • Strong market share and high-quality funding base. PRK’s average deposit market share was ~ 34% in its six largest OH county markets. PRK’s low-cost, core deposit funding profile supports durable net interest margin and extended trend of stable operating results. • Diversified revenue sources. More than 21% of PRK’s revenues come from fee income. • Historically strong credit quality. PRK’s net charge-offs have historically been below peer levels. • Strong capital base. PRK has a 13.6% CET1 ratio (600+ bps above the minimum regulatory requirement). P A R K N A T I O N A L C O R P O R A T I O N 4 (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 36 and 37. Note: Financial data as of June 30, 2025 unless otherwise noted; Source: S&P Global Market Intelligence.

P A R K N A T I O N A L C O R P O R A T I O N Overview of Park National Corporation

Overview of Park National Corporation



Company Overview

- Park's bank subsidiary, The Park National Bank, is headquartered in Newark, Ohio and was founded in 1908.
- $9.9 billion of total assets and $9.1 billion of assets under management[1] at June 30, 2025.
- Park common shares are publicly traded under the symbol "PRK" on NYSE American.
- Diversified revenue base with approximately 21.4% non-interest income to operating revenue[5] ratio for the six months ended June 30, 2025.
- Diversified loan portfolio funded with customer deposits.
- Below average historical net charge-offs relative to Proxy Peer Group.
- Low-cost funding profile supports durable net interest margin and extended trend of stable operating results.
- At June 30, 2024, Park's average deposit market share was approximately 34% in Park's six largest county markets in Ohio.

	At or YTD		
$ in millions	12/31/2023	12/31/2024	6/30/2025
Total Assets	$ 9,837	$ 9,805	$ 9,950
Total Loans (Gross)	7,476	7,817	7,963
Total Deposits	8,043	8,144	8,238
Total Shareholders' Equity	1,145	1,244	1,294
Total Equity / Total Assets	11.64%	12.69%	13.01%
TE / TA [(2) (5)]	10.14%	11.21%	11.57%
ACL / Loans [(5)]	1.12%	1.13%	1.13%
NPAs / Total Assets [(3) (5)]	0.62%	0.70%	0.64%
Net Interest Margin [(4) (7)]	4.11%	4.41%	4.69%
ROAA [(5) (7)]	1.27%	1.53%	1.81%
Return on Average Equity [(7)]	11.55%	12.65%	14.22%
ROATE [(2) (5) (6) (7)]	13.60%	14.65%	16.29%

(1) Market value of assets under management.
(2) See "Reconciliation of Non-GAAP Financial Measures" shown on pages 36 and 37.
(3) NPAs exclude loans 90+ days past due.
(4) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate.
(5) Definitions: TE – Tangible Equity; TA – Tangible Assets; ACL – Allowance for Credit Losses; NPA – Non-Performing Assets, ROAA – Return on Average Assets; ROATE – Return on Average Tangible Equity; Operating Revenue = Non-Interest Income + Net Interest Income
(6) For the purpose of calculating the annualized return on average tangible equity, a non-U.S. GAAP financial measure, net income for each period is divided by average tangible equity during the period.
(7) Ratios presented YTD through June 30, 2025 are shown on an annualized basis.
Note: Financial data as of June 30, 2025 unless otherwise noted; Source: S&P Global Market Intelligence.

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Attractive Geographic Footprint P A R K N A T I O N A L C O R P O R A T I O N 7 Ohio North Carolina South CarolinaKentucky Region Deposits Trust AUM(1) Full-Time(2) Employees Counties Served Offices Western Ohio $1.71B $1.50B 162 6 20 Northern Ohio $1.85B $1.50B 202 7 22 Metro $1.01B $1.27B 202 7 14 Central Ohio $1.99B $3.78B 170 4 15 Eastern Ohio $921M $952M 84 4 9 Carolina $675M $69M 82 6 7 Overview • Distinct operating regions provide for attractive mix of customers and demographic opportunities. • Park entered several new geographic markets in the last 6-7 years via acquisitions and de novo branch openings. • These new markets have strong population growth and low rates of unemployment(3). • Combined with Park’s solid deposit franchise, these expansion markets present a promising opportunity for customer and revenue growth. May 2025 Unemployment Rate (%)(3) (1) Market value of assets under management. (2) Full-time employees do not include 825 full-time employees at Park’s operational support centers. (3) Source: Bureau of Labor Statistics; National unemployment data as of June 30, 2025. Note: Financial data as of June 30, 2025 unless otherwise noted. 4.1% 3.6% 4.3% 4.3% 3.9% 4.2% ASHEVILLE, NC CHARLOTTE, NC CINCINNATI, OH COLUMBUS, OH LOUISVILLE, KY USA

• Strong history of operating in Park’s regional bank model. • Park continues to analyze its remaining branch network (geography, demographics, transaction volume, etc.) to identify sensible branch optimization opportunities. • Regional leadership team averages approximately 29 years of banking experience and 19 years of leadership tenure with Park. P A R K N A T I O N A L C O R P O R A T I O N 8 Community Banking Regions Name Position Age Years with PNB Years in Industry John A. Brown President - Western Ohio Region 56 34 34 Bryant W. Fox Market President - Cincinnati 37 12 12 Chris R. Hiner President - Northern Ohio Region & Director of Home Lending 42 19 19 W. Andrew Holden Market President - Louisville 50 7 29 Tim J. Ignasher Market President - Charlotte 64 8 34 John D. Kimberly President - Carolina Region 60 18 39 Patrick L. Nash President - Eastern Ohio Region 60 38 38 Laura F. Tussing President - Central Ohio Region 44 20 20 Brady E. Waltz Market President - Columbus 53 18 32

Preparation to Cross $10 Billion in Assets

- Since Q3 2020, Park has been strategically managing the balance sheet size to stay under $10 billion in assets,(1) using one-way sell deposits and other balance sheet strategies.
- In Q3 2022, Park engaged Promontory (third-party professional services firm) to assess Park's preparedness as it relates to regulatory expectations that typically present themselves when banks cross $10 billion in assets.
- From Q3 2022 to present, Park continues to invest in people, processes and technology to better prepare for enhanced regulatory expectations.
- Park management feels that it is well positioned for increased regulatory expectations in the event assets exceed $10 billion, whether by acquisition, merger or organically.

(1) Park crossed $10 billion in assets two times since then, once on September 30, 2021, and again on September 30, 2023.

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Park M&A Strategy Two-prong strategy guidelines: 1. Traditional M&A • Strong franchise, good reputation and asset quality • Competitive market share • Continuity of management and leadership • Traditional community bank structure • Sticky, low-cost core deposits • Disciplined approach to pricing and diligence 2. Metro Strategy • Certain attractive markets in the Midwest, Southeast, and Mid-Atlantic regions • De novo branching – mirror successful Columbus, Ohio and Louisville, Kentucky de novo offices • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing trust and wealth management business, or the potential to grow the business in those areas • Commercial focus with potential to grow consumer • Proven leadership team P A R K N A T I O N A L C O R P O R A T I O N 10

P A R K N A T I O N A L C O R P O R A T I O N Financial Summary

2025 Second Quarter Highlights P A R K N A T I O N A L C O R P O R A T I O N 12 • Park’s Consolidated Capital Ratios at June 30, 2025: – Total Shareholders’ Equity to Total Assets of 13.01% – Tangible Common Equity to Tangible Assets of 11.57%(1) – Leverage Ratio of 11.80% – Total Risk-Based Capital Ratio of 16.89% • Book value per common share grew to $80.55 at June 30, 2025 from $79.00 at March 31, 2025. • Tangible book value per common share(1) grew to $70.44 at June 30, 2025 from $68.94 at March 31, 2025. • Net income was reported at $48.1 million for Q2 2025 compared to $42.2 million for Q1 2025. • Net interest margin increased to 4.75% at June 30, 2025 from 4.62% at March 31, 2025, quarter to date. • Pre-tax, pre-provision net income (“PTPP”)(1) increased to $62.2 million for Q2 2025 compared to $52.0 million for Q1 2025. • Provision for credit losses of $2.9 million for Q2 2025 compared to $0.8 million for Q1 2025. • Loans grew to $7.96 billion at June 30, 2025 from $7.88 billion at March 31, 2025. • ACL / Loans was reported at 1.13% at June 30, 2025 compared to 1.12% at March 31, 2025. Park Performance Summary (1) (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 36 and 37.

Strong Balance Sheet P A R K N A T I O N A L C O R P O R A T I O N 13 Total Assets Total Loans (excluding PPP) (1) Total Deposits (includes off balance sheet) (2) Total Shareholders’ Equity (Dollars in millions) (Dollars in millions) (Dollars in millions) (Dollars in millions) (1) Excludes PPP loans of $0.4MM, $1MM, $2MM, $4MM and $74MM at end of 2025Q2, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (2) Includes off balance sheet deposits of $255MM, $115MM, $1MM, $196MM and $983MM at end of 2025Q2, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (3) CAGR = Compound annual growth rate, a calculation of annual growth that considers compounding balances. CAGR(3) 4.6% CAGR(3) (1.3%) CAGR(3) 4.5% $9,560 $9,855 $9,837 $9,805 $9,950 2021Y 2022Y 2023Y 2024Y 2025Q2 $6,797 $7,138 $7,474 $7,816 $7,963 2021Y 2022Y 2023Y 2024Y 2025Q2 $8,888 $8,431 $8,044 $8,259 $8,493 2021Y 2022Y 2023Y 2024Y 2025Q2 $1,111 $1,069 $1,145 $1,244 $1,294 2021Y 2022Y 2023Y 2024Y 2025Q2

Efficiency Ratio & Non-Int. Exp. / Avg. Assets(1) Strong Earnings P A R K N A T I O N A L C O R P O R A T I O N 14 (Dollars in millions) Net Income, ROAA & ROATE(1) Non-Interest Income / Operating Revenue (2) Pre-Tax, Pre-Provision Net Income / Avg. Assets(1) (1) See Reconciliation of Non-GAAP Financial Measures shown on pages 36 and 37. (2) The decrease of non-interest income for 2023 includes a loss on sale of debt securities of $7.9MM. Note: Ratios are annualized for 2025. Note: Financial data as of June 30, 2025 unless otherwise noted. (Dollars in millions) (Dollars in millions) $153.9$153.9 61.3% 61.2% 65.9% 61.4% 57.7% 2.88% 2.97% 3.11% 3.25% 3.15% 2021Y 2022Y 2023Y 2024Y 2025 YTD Efficiency Ratio Non-Int. Exp. / Avg. Assets $153.9 $148.4 $126.7 $151.4 $90.3 1.6% 1.5% 1.3% 1.5% 1.8% 17.2% 16.3% 13.6% 14.7% 16.3% – $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2021Y 2022Y 2023Y 2024Y 2025 YTD – 4.0% 8.0% 12.0% 16.0% 20.0% Net Income ROAA ROATE $176.3 $185.0 $156.5 $199.3 $114.2 1.79% 1.84% 1.57% 2.01% 2.29% – $20 .0 $40 .0 $60 .0 $80 .0 $10 0.0 $12 0.0 $14 0.0 $16 0.0 $18 0.0 $20 0.0 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% 2.2 0% 2.4 0% 2021Y 2022Y 2023Y 2024Y 2025 YTD PPNR PPNR/Avg. Assets $129.9 $135.9 $92.6 $122.6 $57.9 $329.9 $347.1 $373.1 $398.0 $213.4 28.3% 28.1% 19.9% 23.5% 21.4% 2021Y 2022Y 2023Y 2024Y 2025 YTD Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev.

Stable Net Interest Margin P A R K N A T I O N A L C O R P O R A T I O N 15 Asset Yields, Liability Costs, and Net Interest Margin(1) (1) Net interest margin shown annualized QTD, on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See “Reconciliation of Non-GAAP Financial Measures” shown on pages 36 and 37. 3.86% 4.14% 5.18% 5.78% 5.95% 3.69% 3.80% 4.11% 4.41% 4.75% 0.28% 0.54% 1.67% 2.08% 1.83% 0.12% 0.39% 1.52% 1.97% 1.73% 0.08% 0.25% 1.01% 1.36% 1.20% FY2021 FY2022 FY2023 FY2024 2025Q2 Interest Earning Asset Yield (%) Net Interest Margin (%) Interest Bearing Liability Cost (%) Interest Bearing Deposit Cost (%) All Deposit Cost (%)

Diverse Fee Income

Overview

- The business lines responsible for generating the majority of fee income are wealth management, mortgage banking, and retail banking (interchange fees).
- Diversified revenue base with approximately 21.4% non-interest income to operating revenue ratio for the six-month period ended June 30, 2025.
- Anchored by wealth management business line, that had aggregate assets under management of $9.1 billion[1] at June 30, 2025.

Non-Interest Income / Operating Revenue



(Dollars in millions)
Net Interest Income
Non-Interest Income(2)
Non-Interest Income / Op. Rev.
28.3%
28.1%
19.9%
23.5%
21.4%
$329.9
$347.1
$373.1
$398.0
$213.4
$129.9
$135.9
$92.6
$122.6
$57.9
2021Y
2022Y
2023Y
2024Y
2025 YTD

Sources of Non-Interest Income (YTD)



Other Fee Income 13%
BOLI 6%
Fiduciary Activities 39%
Interchange Income 22%
Other Service Income 12%
Service Charges 8%

(1) Market value of assets under management.
(2) Fluctuations driven heavily by increased mortgage fees in 2021 due to increased mortgage originations. 2022 included $12.0MM of OREO valuation markups and $5.6MM of OREO gains related to Vision Bank. 2023 included a loss on sale of debt securities of $7.9MM. 2024 included a pension settlement gain of $6.1MM and a 19.8% increase from wealth management compared to the prior year.

Note: Financial data as of June 30, 2025 unless otherwise noted.

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Disciplined Approach to Managing Operating Expenses P A R K N A T I O N A L C O R P O R A T I O N 17 Efficiency Ratio & Non-interest Expense Non-interest Expense Composition (YTD) Note: Financial data as of June 30, 2025 unless otherwise noted. (Dollars in millions) • Significant investment in people, processes, and technology over the last five years to prepare for crossing $10 billion. • Well positioned for growth. • Engaged Promontory to help with a framework for investments in Enterprise Risk Management, Compliance and Operating efficiency. • Includes investments in digital, data science and customer experience to position the organization for growth. Salaries & Benefits 60% Occupancy 4% FF&E 3% Data Processing 14% Professional Fees 9% Insurance 2% Other Non- interest Expense 8% $283.5 $298.0 $309.2 $321.3 $157.1 61.3% 61.2% 65.9% 61.4% 57.7% 2021 2022 2023 2024 2Q2025 Non-interest Expense Efficiency Ratio

High Quality Capital Structure 99% of Park’s Tier 1 Capital is Common Equity P A R K N A T I O N A L C O R P O R A T I O N 18 Common Equity Tier 1 Trust Preferred Receives full Tier 1 Capital treatment Subordinated Notes and Allowance for Credit Losses Tier 1 Capital $1,177.0 million Tier 2 Capital $269.8 million *Subdebt coupon rate is 4.50% and the first call date is 9/1/2025. Note: Financial data as of June 30, 2025 unless otherwise noted. ACL $94.9 Subdebt $174.9 Trust Preferred $15.0 Common Equity Tier 1 $1,162.0 1 Regulatory Capital at June 30, 2025 (Dollars in millions)

Robust Capital Ratios P A R K N A T I O N A L C O R P O R A T I O N 19 (1) Adequately capitalized thresholds plus capital conservation buffer of 2.5%. (2) Regional Peer Group was used, as defined in the 2025 proxy. PRK’s 2025 Q2 data above is compared to peer median data as of 2025 Q1. (3) Projected impact of redeeming $175MM of sub-debt and $15MM of trust preferred securities on June 30, 2025 data. This redemption been approved for 2025 Q3. Note: All ratios presented are as of the end of the period. Note: Financial data as of June 30, 2025 unless otherwise noted. Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Risk-based Capital Ratio Total Risk-based Capital Ratio Regulatory Minimums(1) (1) (1) (1) (1) Peer Median Data(2) 9.8% 9.9% 10.7% 11.5% 11.8% 11.7% 4.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q2 Projected 12.4% 12.6% 12.8% 13.3% 13.6% 13.6% 7.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q2 Projected 12.6% 12.8% 13.0% 13.5% 13.7% 13.6% 8.5% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q2 Projected 16.1% 16.1% 16.2% 16.6% 16.9% 14.7% 10.5% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q2 Projected (3) (3) (3) (3)

High-Quality and Diversified Loan Portfolio



Leases 0%
Commercial, Financial, and Agricultural 15%
Consumer 24%
Commercial Real Estate 27%
Residential Real Estate 29%
Construction Real Estate 5%

Total Loan Portfolio: $8.0B
QTD Yield on Loans: 6.37%

- Park has a well-secured loan portfolio with geographic and asset class diversity.
- Out-of-market portfolio is largely limited to specialty lending, which has conservative underwriting and is subject to intensive loan monitoring.
- 47% of the loan portfolio has fixed interest rates with a weighted average contractual life of 86 months; the remaining 53% of the portfolio consists of variable rate loans with a weighted average reprice of 29 months.
- Included in commercial, financial, and agricultural loans were loans originated through two specialty business lines:
  - $320.8 million in loans originated through Scope Leasing, Inc.
  - $292.2 million in structured finance loans.
- 2% of total loans were agriculture related[(1)].
- 33% of commercial real estate loans were owner-occupied.
- $285.5 million of commercial real estate loans were fully or partially collateralized by non-owner-occupied office space. Of this amount, $283.3 million were accruing.

(1) Agriculture related loans include farm loans and agricultural production loans.
Note: Financial data as of June 30, 2025 unless otherwise noted.

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Healthy Allowance Levels Safeguard Shareholders’ Equity P A R K N A T I O N A L C O R P O R A T I O N 21 Allowance / Total LoansOverview • Allowance for credit losses was 1.13% of total loans as of June 30, 2025. • Conservative classification of commercial loans and prudent identification of problem credits. Provision / Net Charge-Offs (1) (1) Park was in a net recovery position for the fiscal year ended December 31, 2021. $ in thousands Net Charge-Off (Recovery) 2025 Q2 1,790$ FY 2024 10,322 FY 2023 4,921 FY 2022 2,375 FY 2021 (3,348) $6,871 $7,142 $7,476 $7,817 $7,963 1.21% 1.20% 1.12% 1.13% 1.13% 2021 Q4 2022 Q4 2023 Q4 2024 Q4 2025 Q2 (Dollars in millions) Total Loans ACL / Loans – 1.9x 0.6x 1.4x 2.0x FY 2021 FY 2022 FY 2023 FY 2024 2025 Q2

Stable Asset Quality P A R K N A T I O N A L C O R P O R A T I O N 22 Net Charge-Offs / Average Loans Classified Loans(2) / Tier 1 Capital + ACL Overview • Conservative underwriting and strong asset quality. • Of the $63.1 million in nonaccrual loans, $45.1 million, or about 71.6%, were current with contractual payments at June 30, 2025. NPAs / Total Assets (1) (1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due. (2) Classified loans are defined as those rated substandard or individually evaluated - nonaccrual, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation. 0.80% 0.82% 0.62% 0.70% 0.64% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q2 7.27% 7.27% 4.25% 4.61% 3.90% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q2 (0.05%) 0.03% 0.07% 0.14% 0.05% (0.20%) – 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2021Y 2022Y 2023Y 2024Y 2025 YTD

Stable, Low-Cost Core Deposits P A R K N A T I O N A L C O R P O R A T I O N 23 • With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a loyal and low-cost source of funds. • Non-interest bearing deposits represented 32% of total deposits. • Public funds made up $1.6 billion, or approximately 19%, of on and off balance sheet deposits. • Uninsured deposits totaled approximately $1.5 billion, or 17.9% of total deposits. This $1.5 billion included $420.4 million of deposits which were over $250,000, but were fully collateralized by Park’s investment securities portfolio. Total Deposits: $8.2 billion QTD Cost of Interest Bearing Deposits: 1.73% QTD Cost of Total Deposits: 1.19% Non-CD/Brokered Deposits over Total Deposits: 90% Note: Financial data as of June 30, 2025 unless otherwise noted. Non-interest Bearing 32% Transaction 25% Savings 34% Brokered Deposits 0% CDs 9%

High Quality Securities Portfolio



Corporate Debt Securities 2%
Collateralized Loan Obligations 21%
States & Political Subdivisions 22%
Agency Mortgage-Backed Securities 55%

QTD Yield on Securities: 3.21%
Total Debt Securities: $954 million

- Park's investment securities portfolio is highly rated(1):
  - 77% are AAA rated or Agency Backed
  - 21% are AA+, AA, AA- or A- rated
  - 2% are BBB, BBB- or Not Rated
- 21% of the portfolio is floating rate.
- All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year residential mortgage loans.
- All state and political subdivision securities are investment grade rated, many with credit enhancements.
- The expected weighted average life of Park's investment securities portfolio was 4.83 years at June 30, 2025.
- $378 million of the securities portfolio is unpledged.
- Park had a net unrealized loss on securities of $61.1 million, or 6.4% of the portfolio at June 30, 2025.
- Park did not hold any held-to-maturity securities at June 30, 2025.

(1) Securities portfolio ratings as of June 30, 2025.
Note: Financial data as of June 30, 2025 unless otherwise noted

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P A R K N A T I O N A L C O R P O R A T I O N Appendix

Senior Management P A R K N A T I O N A L C O R P O R A T I O N 26 David L. Trautman – Chairman of the Board and CEO – Age: 64 (42 years with Park) • Chairman of the Board since May 2019 and CEO since January 2014 of Park and Park National Bank. • President of Park and Park National Bank from January 2005 through April 2019. • President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman of the Board from 2001 to 2006. • Holds an MBA with honors from The Ohio State University. • Earned an A.B. from Duke University and joined Park immediately following graduation. Matthew R. Miller – President – Age: 47 (16 years with Park) • President of Park and Park National Bank since May 2019. • Executive Vice President of Park and Park National Bank from April 2017 through April 2019. • Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017. • Vice President of Accounting at Park National Bank from March 2009 through December 2012. • Prior to joining Park, worked for eight years at Deloitte LLP, serving clients in the financial services industry. • Earned a B.A. in accounting, graduating summa cum laude, from University of Akron.

Senior Management (continued) P A R K N A T I O N A L C O R P O R A T I O N 27 Brady T. Burt – Chief Financial Officer – Age: 53 (18 years with Park) • Chief Financial Officer of Park and Park National Bank since December 2012. • Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012. • Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO. • Earned a B.S. in accounting from Miami University. • Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on each of the Audit Committee (which he has chaired since January 1, 2021) and the Risk Committee. • Member of Board of Trustees of Central Ohio Technical College since October 2024.

Experienced Management Team • Park National Bank’s management team consists of leaders with deep market knowledge. • The management team averages 27 years of banking experience. • The average team tenure with Park National Bank is approximately 20 years. P A R K N A T I O N A L C O R P O R A T I O N 28 Name Position Age Years with PNB Years in Industry Todd M. Bogdan Chief Operations Officer 56 8 36 Adrienne M. Brokaw Chief Auditor 57 12 26 Bryan M. Campolo Chief Credit Officer 41 18 18 Thomas M. Cummiskey Chief Wealth & Trust Officer 55 25 27 Malory Dcosta Chief Information Officer 51 3 22 Mark H. Miller Corporate Services Director 43 8 8 Cheryl L. Snyder Chief Retail Lending Officer 68 45 47 Laura F. Tussing Chief Banking Officer/Regional Banking Director 44 20 20 Jeffrey A. Wilson Chief Risk Officer 58 20 28

Commercial Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N In Thousands Note: Financial data as of June 30, 2025 29 33% 12% 9% 12% 15% 19% Commercial Loan Repricing or Maturing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $87,204,008 $117,042,096 $20,024,418 $5,013,928 $1,923,853 $45,774,597 <3% $1,248,144,89 $268,169,165 $251,715,022 $327,221,956 $367,227,126 $395,898,167 $- $200,000,000 $400,000,000 $600,000,000 $800,000,000 $1,000,000,000 $1,200,000,000 $1,400,000,000 $1,600,000,000 Commercial Loan Repricing Rate Shock by Year <3% ≥3%

CRE Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N In Thousands Note: Financial data as of June 30, 2025 30 20% 15% 10% 14% 18% 23% CRE Loan Repricing or Maturing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $53,212,947 $69,221,225 $12,922,983 $2,422,994 $602,373 $29,029,757 <3% $333,701,830 $190,631,868 $151,198,000 $221,303,567 $241,359,822 $284,820,393 $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $450,000,000 CRE Loan Repricing Rate Shock by Year <3% ≥3%

Installment Lending Portfolio P A R K N A T I O N A L C O R P O R A T I O N 31 Note: Financial data as of June 30, 2025 • Park National Bank’s installment portfolio includes $1.7B of indirect loans and $185MM of direct loans. • Balances have steadily increased since first exceeding $1B in 2017. 52.09% 27.00% 15.03% 4.86% 0.57% 0.45% Installment Loan Portfolio by Credit Tier Premier (FICO 780+ A+ (FICO 740 - 779) A (FICO 710 - 739) B (FICO 680 - 709) C (FICO 641 - 679) D (FICO < 640) Pre-2020 2020 2021 2022 2023 2024 2025 Total Total 59,520,106 93,327,148 161,917,041 352,736,209 382,428,020 527,083,545 323,322,874 1,900,334,945 Premier (FICO 780+) 24,907,119 52,929,681 86,214,964 189,149,409 190,485,245 271,927,191 174,226,666 989,840,275 A+ (FICO 740 - 779) 17,476,274 23,722,860 43,464,108 95,342,003 104,314,903 143,245,481 85,500,316 513,065,945 A (FICO 710 - 739) 11,263,671 13,175,832 23,677,805 51,373,421 62,242,983 77,282,126 46,552,866 285,568,703 B (FICO 680 - 709) 4,350,186 2,978,942 7,208,789 14,371,166 20,595,873 28,522,944 14,298,942 92,326,840 C or D (FICO < 680) 1,522,856 519,833 1,351,377 2,500,211 4,789,017 6,105,804 2,744,084 19,533,182 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 800,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Credit Tier

Installment Lending Portfolio (continued) P A R K N A T I O N A L C O R P O R A T I O N 32 Note: Financial data as of June 30, 2025 Pre-2020 2020 2021 2022 2023 2024 2025 Total All Other 5,286,387 1,518,071 2,470,844 2,867,598 6,556,695 12,428,481 8,701,079 39,829,155 Watercraft 10,490,391 10,708,151 11,274,995 17,618,805 16,021,231 17,671,387 7,768,723 91,553,684 RVs 37,135,746 45,141,819 65,679,913 107,120,817 77,340,828 71,444,891 39,277,311 443,141,325 Auto 6,607,583 35,959,107 82,491,290 225,128,989 282,509,266 425,538,786 267,575,761 1,325,810,780 Total 59,520,106 93,327,148 161,917,041 352,736,209 382,428,020 527,083,545 323,322,874 1,900,334,945 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 800,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Collateral Type

Specialty Lending • Park has successfully operated in the specialty finance area for many years, specifically focusing on turbo-prop and light jets and structured finance lending to non-bank consumer finance companies. Net charge-offs in specialty lending have not materially impacted Park’s overall net charge-off rates over the last 10 years. • Park acquired Scope Leasing, Inc. in the mid-1990’s. Scope follows the same conservative underwriting posture as the commercial loan portfolio. Its lending team has years of industry experience and maintains a narrow focus as to acceptable aircraft underlying loans. Scope had loans of $320.8 million, or 4.03% of total loans, outstanding as of June 30, 2025. Scope offers aircraft loans from $200,000 to $5 million to individuals, small businesses, and major corporations across the country. • Park entered the structured finance lending business in 2008. It features a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured finance loans consist of loans to non-bank consumer finance companies throughout the nation. These asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have conservative underwriting and are subject to intensive loan monitoring. Structured finance loans represented $292.2 million, or 3.67% of total loans, outstanding as of June 30, 2025. P A R K N A T I O N A L C O R P O R A T I O N 33 Note: Financial data as of June 30, 2025 unless otherwise noted. Structured Finance 3.67% Scope Aircraft Finance 4.03% All Other Loans 92.30%

Insured Deposits Trend Uninsured deposits were largely unchanged QoQ and continue to represent a reasonable level of exposure to the overall balance sheet relative to available funding capacities. Note: Financial data as of June 30, 2025 unless otherwise noted. 34 84% 83% 83% 83% 82% 82% 82% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Insured Collateralized Exposed

Historical Borrowing Position Overall borrowings remain historically low, which has been a key driver of our ability to maintain a favorable funding position relative to peers through the current cycle. *Includes FHLB advances, Brokered Deposits and Brokered Repurchase Agreements. Note: Financial data as of June 30, 2025 unless otherwise noted. 35 0% 3% 6% 9% 12% 15% 18% 21% 24% - 200,000,000 400,000,000 600,000,000 800,000,000 1,000,000,000 1,200,000,000 1,400,000,000 1,600,000,000 Brokered Repurchase Agreements Brokered Deposits FHLB Advances FHLB Borrowings and Brokered Deposits/Repurchase Agreements as % of Total Liabilities

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Average Shareholders' Equity to Average Tangible Equity

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025
Average Shareholders' Equity	$ 1,065,460	$ 1,076,879	$ 1,097,143	$ 1,197,120	$ 1,171,347	$ 1,210,565	$ 1,247,680	$ 1,270,259	$ 1,290,041	$ 1,280,205
Less: Average Goodwill and Other Intangible Assets	167,993	166,337	164,960	163,669	163,816	163,509	163,221	162,938	162,664	162,800
Average Tangible Equity	**$ 897,467**	**$ 910,542**	**$ 932,183**	**$ 1,033,451**	**$ 1,007,531**	**$ 1,047,056**	**$ 1,084,459**	**$ 1,107,321**	**$ 1,127,377**	**$ 1,117,405**

Reconciliation of Total Shareholders' Equity to Tangible Equity

	As of				As of				
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Total Shareholders' Equity	$ 1,110,759	$ 1,069,226	$ 1,145,293	$ 1,243,848	$ 1,183,257	$ 1,239,413	$ 1,243,848	$ 1,279,042	$ 1,294,480
Less: Goodwill and Other Intangible Assets	167,057	165,570	164,247	163,032	163,607	163,320	163,032	162,758	162,485
Tangible Equity	**$ 943,702**	**$ 903,656**	**$ 981,046**	**$ 1,080,816**	**$ 1,019,650**	**$ 1,076,093**	**$ 1,080,816**	**$ 1,116,284**	**$ 1,131,995**

Reconciliation of Total Assets to Tangible Assets

	As of				As of				
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Total Assets	$ 9,560,254	$ 9,854,993	$ 9,836,453	$ 9,805,350	$ 9,919,783	$ 9,903,049	$ 9,805,350	$ 9,886,612	$ 9,949,578
Less: Goodwill and Other Intangible Assets	167,057	165,570	164,247	163,032	163,607	163,320	163,032	162,758	162,485
Tangible Assets	**$ 9,394,684**	**$ 9,690,746**	**$ 9,672,206**	**$ 9,642,318**	**$ 9,756,176**	**$ 9,739,729**	**$ 9,642,318**	**$ 9,723,854**	**$ 9,787,093**

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PARK NATIONAL CORPORATION

Reconciliation of Non-GAAP Financial Measures (continued)

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025
Interest Income	$ 345,853	$ 378,247	$ 471,670	$ 522,965	$ 128,904	$ 133,808	$ 133,613	$ 132,200	$ 136,496	$ 268,696
Fully Taxable Equivalent Adjustment	2,911	3,541	3,726	2,432	605	594	617	607	675	1,282
Fully Taxable Equivalent Interest Income	$ 348,764	$ 381,788	$ 475,396	$ 425,397	$ 129,509	$ 134,402	$ 134,230	$ 132,807	$ 137,171	$ 269,978
Less: Interest Expense	15,960	31,188	98,557	124,946	31,067	32,694	30,168	27,823	27,505	55,328
Fully Taxable Equivalent Net Interest Income	**$ 332,804**	**$ 350,600**	**$ 376,839**	**$ 400,451**	**$ 98,442**	**$ 101,708**	**$ 104,062**	**$ 104,984**	**$ 109,666**	**$ 214,650**

Reconciliation of Pre-Tax, Pre-Provision Net Income

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025
Net Income	$ 153,945	$ 148,351	$ 126,734	$ 151,420	$ 39,369	$ 38,217	$ 38,630	$ 42,157	$ 48,119	$ 90,276
Plus: Income Taxes	34,290	32,108	26,870	33,305	8,960	8,431	8,703	9,046	11,228	20,274
Plus: Provision for (Recovery of) Credit Losses	(11,916)	4,557	2,904	14,543	3,113	5,315	3,935	756	2,853	3,609
Pre-Tax, Pre-Provision Net Income	**$ 176,319**	**$ 185,016**	**$ 156,508**	**$ 199,268**	**$ 51,442**	**$ 51,963**	**$ 51,268**	**$ 51,959**	**$ 62,200**	**$ 114,159**

Calculation of Allowance for Credit Losses / Loans

	As of				As of				
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Allowance for Credit Losses	$ 83,197	$ 85,379	$ 83,745	$ 87,966	$ 86,575	$ 87,237	$ 87,966	$ 88,130	$ 89,785
Loans	6,871,122	7,141,891	7,476,221	7,817,128	7,664,377	7,730,984	7,817,128	7,883,735	7,963,221
Allowance for Credit Losses / Loans	**1.21%**	**1.20%**	**1.12%**	**1.13%**	**1.13%**	**1.13%**	**1.13%**	**1.12%**	**1.13%**

**Tangible book value = Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.*

**Return on Average Tangible Equity = Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.*

**Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate.*

**Net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.*

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PARK NATIONAL CORPORATION

Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N